Supplement Dated July 19, 2019
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Nicholas Convertible Arbitrage Fund, please add the following after the last paragraph:

The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/Nicholas Convertible Arbitrage Fund, please add the following:

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

In the section entitled, “Additional Information About the Funds,” under “Principal Investment Strategies,” for the JNL/Nicholas Convertible Arbitrage Fund, please add the following after the last paragraph:

The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant investments in particular sectors.

In the section entitled, “ Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” for the JNL/Nicholas Convertible Arbitrage Fund, please add the following:

•	Sector risk

This Supplement is dated July 19, 2019.

Supplement Dated July 19, 2019
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

On page 86, in the section entitled, “Trustees and Officers of the Trust,” under “Ownership of Trustees of Shares in the Funds of the Trust,” please delete the table and corresponding endnotes in the entirety and replace with the following:

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Eric O. Anyah[3]	None	$50,001 - $100,000
Michael Bouchard[3]	None	$50,001 - $100,000
Ellen Carnahan[3]	None	Over $100,000
William J. Crowley, Jr.[3]	None	Over $100,000
Michelle Engler[1]	None	Over $100,000
John Gillespie[3]	None	Over $100,000
Mark D. Nerud[2]	None	Over $100,000
William R. Rybak[1]	None	Over $100,000
Mark S. Wehrle[3]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000
1 Mr. Rybak and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Fund Complex.
2 Mr. Nerud is the beneficial owner of interests in certain other Funds in the Fund Complex through his participation in a qualified retirement plan maintained by Jackson for its officers and employees, which invests in certain other Funds in the Fund Complex.
3 These Trustees hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform, which may include retail clones of each of the sleeves of the JNAM Multi-Manager Funds. The investments are not in the Funds themselves.

This Supplement is dated July 19, 2019.